UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	July 24, 2015

JOHNSON CONTROLS, INC.
__________________________________________
(Exact name of registrant as specified in its charter)

Wisconsin	1-5097	39-0380010
______________________________________ (State or other jurisdiction	____________________ (Commission	____________________________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

5757 North Green Bay Avenue Milwaukee Wisconsin		53209
_____________________________________________________________ (Address of principal executive offices)		__________________ (Zip Code)

Registrant’s telephone number, including area code:	414-524-1200

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02    Results of Operations and Financial Condition

On July 24, 2015, Johnson Controls, Inc. (the "Company") issued a press release containing information about the Company’s results of operations for the three and nine months ended June 30, 2015. A copy of this press release is incorporated herein by reference as Exhibit 99.1.

Item 7.01    Regulation FD Disclosure

Attached and incorporated herein by reference as Exhibit 99.1 is a copy of the press release dated July 24, 2015 reporting the results of operations for the three and nine months ended June 30, 2015 issued by the registrant on
July 24, 2015.

Attached and incorporated herein by reference as Exhibit 99.2 is a copy of the slide presentation for the fiscal year 2015 third quarter quarterly update conference call issued by the registrant on July 24, 2015.

Item 9.01    Financial Statements and Exhibits

(d) Exhibits:

99.1	Press release issued by Johnson Controls, Inc., dated July 24, 2015.

99.2	Slide presentation for the fiscal year 2015 third quarter quarterly update conference call issued by Johnson Controls, Inc., dated July 24, 2015.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JOHNSON CONTROLS, INC.

July 24, 2015	By:	/s/ Suzanne M. Vincent
		Name:	Suzanne M. Vincent
		Title:	Vice President and Corporate Controller